Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Elise Chittick	Scott Eckstein
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3766

ASHFORD PRIME REPORTS THIRD QUARTER 2014 RESULTS

RevPAR Increase of 11.7% for All Hotels

Adjusted EBITDA Increase of 47.4%

Announced $100 million Share Repurchase Program &

Plan to Sell the Courtyard Downtown Philadelphia

DALLAS, October 30, 2014 — Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Ashford Prime” or the “Company”) today reported the following results and performance measures for the third quarter ended September 30, 2014.  On November 19, 2013, the Company completed its spin-off from Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust”), but the Company has presented its prior year financial statements in accordance with GAAP, which requires that historical carve-out financial statements be presented.  Accordingly, the Company’s results for the prior year period may not be representative of results in future periods.  In particular, the general & administrative expenses that are shown in the prior year historical carve-out financial statements do not reflect the expected general & administrative costs of the Company, but rather reflect an allocation of the actual general & administrative costs of Ashford Trust.  The Company has general & administrative costs that it incurs as well as reimbursable costs that Ashford Trust incurs on its behalf.  The Company also pays a base management fee to Ashford Trust equal to 0.70% times its total enterprise value.  The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) are pro forma.  Unless otherwise stated, all reported results compare the third quarter ended September 30, 2014, with the third quarter ended September 30, 2013 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS

•                  RevPAR for all Ashford Prime hotels increased 11.7% to $191.33 during the third quarter, driven by a 9.6% increase in ADR and a 1.9% increase in occupancy

•                  Hotel EBITDA increased $3.8 million or 14.8% for all Ashford Prime hotels

•                  Hotel EBITDA flow-through was 45% for all hotels

•                  Net income attributable to common shareholders for the Company was $3.4 million, or $0.13 per diluted share, compared with net income attributable to common shareholders of $0.4 million, or $0.02 per diluted share, in the prior-year quarter

•                  Adjusted funds from operations (AFFO) for the Company was $0.42 per diluted share for the quarter compared to $0.32 from the prior-year quarter

•                  At the end of the third quarter 2014, the Company had total net working capital of $203 million

CAPITAL EXPENDITURES

•                  Capex invested in the quarter for the Ashford Prime Portfolio was $4.9 million

-MORE-

CAPITAL STRUCTURE

At September 30, 2014, the Company had total assets of $1.3 billion in continuing operations.  As of September 30, 2014, the Company had $765 million of mortgage debt in continuing operations of which $49 million related to our joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines.  Ashford Prime’s total combined debt had a blended average interest rate of 5.0%.

PORTFOLIO REVPAR

As of September 30, 2014, the Ashford Prime Portfolio consisted of direct hotel investments with ten properties classified in continuing operations.  During the third quarter of 2014, all ten of the Ashford Prime Portfolio hotels included in continuing operations were not under renovation.

•                  Pro forma RevPAR increased 11.7% to $191.33 for all hotels in the Ashford Prime Portfolio on a 9.6% increase in ADR and a 1.9% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Hotel EBITDA and Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Hotel EBITDA and Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Ashford Prime Portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Pro forma Hotel EBITDA and Pro forma Hotel EBITDA margin.  The details of the quarterly calculations for the previous four quarters for the 10 Ashford Prime Portfolio hotels included in continuing operations are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On September 15, 2014, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.05 per diluted share for the Company’s common stock for the third quarter ending September 30, 2014, payable on October 15, 2014, to shareholders of record as of September 30, 2014.

“We are very pleased with our RevPAR results for the third quarter, which were well ahead of the national average and our competitive sets.  Our results this quarter are a testament to the high quality nature of the Ashford Prime portfolio,” commented Monty J. Bennett, Ashford Prime’s Chairman and Chief Executive Officer.  “Our performance clearly shows that Ashford Prime’s portfolio is well positioned to outperform the market on an enduring basis.  Additionally, from a capex standpoint our assets are in superb condition with just about every asset in the portfolio having recently been renovated.  While our cost of capital has made it difficult for us to grow the Ashford Prime portfolio accretively, with our recent announcement regarding the $100 million share repurchase program and plan to sell the Courtyard Downtown Philadelphia, we are committed to maximizing value for our shareholders.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Prime, Inc. will conduct a conference call on Friday, October 31, 2014, at 11:00 a.m. ET.  The number to call for this interactive teleconference is (913) 312-0827.  A replay of the conference call will be available through Friday, November 7, 2014, by dialing (719) 457-0820 and entering the confirmation number, 2125268.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2014 earnings release conference call.  The live broadcast of Ashford Hospitality Prime’s quarterly conference call will be available online at the Company’s web site, www.ahpreit.com on Friday, October 31, 2014, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*  *  *  *  *

Ashford Hospitality Prime is a conservatively capitalized real estate investment trust (REIT) focused on investing in high RevPAR full-service and urban select-service hotels and resorts located predominantly in domestic and international gateway markets.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Prime’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Prime’s filings with the Securities and Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price.  A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price.  Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

	September 30,	December 31,
	2014	2013
	(unaudited)
ASSETS
Cash and cash equivalents	$182,782	$143,776
Investments in hotel properties, net	997,844	765,326
Restricted cash	29,365	5,951
Accounts receivable, net of allowance of $65 and $34, respectively	16,137	7,029
Inventories	624	318
Note receivable	8,098	8,098
Deferred costs, net	4,127	4,064
Prepaid expenses	3,231	2,233
Derivative assets	50	—
Other assets	1,165	4,501
Intangible asset, net	2,565	2,631
Due from related party, net	649	12
Due from third-party hotel managers	6,359	18,480
Total assets	$1,252,996	$962,419

LIABILITIES AND EQUITY
Liabilities:
Indebtedness	$765,164	$621,882
Capital lease payable	6	—
Accounts payable and accrued expenses	28,440	17,279
Dividends payable	1,477	1,245
Unfavorable management contract liabilities	356	474
Intangible liability, net	3,753	3,795
Due to Ashford Trust, net	3,815	13,042
Due to third-party hotel managers	980	649
Other liabilities	1,139	926
Total liabilities	805,130	659,292

Redeemable noncontrolling interests in operating partnership	135,110	159,726

Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 25,393,433 and 16,129,112 shares issued and 25,392,791 and 16,129,112 shares outstanding at September 30, 2014 and December 31, 2013, respectively	254	161
Additional paid-in capital	391,096	246,928
Accumulated deficit	(74,921)	(101,062)
Treasury stock, at cost (642 shares at September 30, 2014)	(10)	—
Total stockholders’ equity of the Company	316,419	146,027
Noncontrolling interest in consolidated entity	(3,663)	(2,626)
Total equity	312,756	143,401
Total liabilities and equity	$1,252,996	$962,419

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED AND COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
	(unaudited)		(unaudited)
REVENUE
Rooms	$65,253	$47,184	$171,484	$132,852
Food and beverage	15,886	11,014	49,488	37,799
Other	3,615	2,762	9,494	7,737
Total hotel revenue	84,754	60,960	230,466	178,388
Other	30	—	91	—
Total Revenue	84,784	60,960	230,557	178,388
EXPENSES
Hotel operating expenses
Rooms	14,039	10,330	38,564	30,183
Food and beverage	11,118	8,045	32,377	25,323
Other expenses	23,079	16,997	60,078	46,599
Management fees	3,497	2,679	9,408	7,651
Total hotel operating expenses	51,733	38,051	140,427	109,756
Property taxes, insurance and other	4,076	3,000	12,127	8,705
Depreciation and amortization	10,657	7,767	30,136	22,864
Advisory services fee:
Base advisory fee	2,249	—	6,458	—
Advisory services fee - Other services	437	—	1,257	—
Non-cash stock/unit-based compensation	431	—	1,541	—
Transaction costs	45	—	1,871	—
Corporate, general and administrative:
Non-cash stock/unit-based compensation	—	1,040	246	4,303
Other general and administrative	458	1,737	2,207	4,919
Total operating expenses	70,086	51,595	196,270	150,547
OPERATING INCOME	14,698	9,365	34,287	27,841
Interest income	10	5	20	19
Interest expense	(9,657)	(8,232)	(27,831)	(24,027)
Amortization of loan costs	(480)	(148)	(1,328)	(544)
Write-off of loan costs and exit fees	—	—	—	(1,971)
Unrealized gain (loss) on derivatives	3	(9)	(63)	(31)
INCOME BEFORE INCOME TAXES	4,574	981	5,085	1,287
Income tax expense	(185)	(952)	(622)	(2,255)
NET INCOME (LOSS)	4,389	29	4,463	(968)
Loss from consolidated entities attributable to noncontrolling interests	154	371	741	575
Net income attributable to redeemable noncontrolling interests in operating partnership	(1,171)	—	(1,213)	—
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	3,372	400	3,991	(393)

INCOME (LOSS) PER SHARE — BASIC AND DILUTED
Basic:
Net income (loss) attributable to common shareholders	$0.13	$0.02	$0.16	$(0.02)
Weighted average common shares outstanding — basic	25,298	16,045	24,310	16,045
Diluted:
Net income (loss) attributable to common shareholders	$0.13	$0.02	$0.16	$(0.02)
Weighted average common shares outstanding — diluted	34,429	24,905	33,315	16,045
Dividends declared per common share:	$0.05	$—	$0.15	$—

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net income (loss)	$4,389	$29	$4,463	$(968)
Loss from consolidated entities attributable to noncontrolling interests	154	371	741	575
Net income attributable to redeemable noncontrolling interests in operating partnership	(1,171)	—	(1,213)	—
Net income (loss) attributable to the Company	3,372	400	3,991	(393)
Interest income	(9)	(5)	(19)	(18)
Interest expense and amortization of loan costs	9,656	7,894	27,736	23,218
Depreciation and amortization	9,845	6,979	27,715	20,498
Income tax expense	185	952	622	2,255
Net income attributable to redeemable noncontrolling interests in operating partnership	1,171	—	1,213	—
EBITDA	24,220	16,220	61,258	45,560

Amortization of unfavorable management contract liabilities	(40)	(40)	(119)	(119)
Write-off of loan costs and exit fees	—	—	—	1,971
Transaction costs	45	—	1,871	173
Unrealized (gain) loss on derivatives	(3)	9	63	31
Modification of rent terms	—	534	—	534
Compensation adjustment related to modified employment terms	—	—	573	—
Non-cash, non-employee stock/unit-based compensation	435	—	1,218	—
Adjusted EBITDA	$24,657	$16,723	$64,864	$48,150

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”)

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net income (loss)	$4,389	$29	$4,463	$(968)
Loss from consolidated entities attributable to noncontrolling interests	154	371	741	575
Net income attributable to redeemable noncontrolling interests in operating partnership	(1,171)	—	(1,213)	—
Net income (loss) attributable to common shareholders	3,372	400	3,991	(393)
Depreciation and amortization on real estate	9,845	6,979	27,715	20,498
Net income attributable to redeemable noncontrolling interests in operating partnership	1,171	—	1,213	—
FFO available to common shareholders	14,388	7,379	32,919	20,105

Unrealized (gain) loss on derivatives	(3)	9	63	31
Transaction costs	45	—	1,871	173
Modification of rent terms	—	534	—	534
Compensation adjustment related to modified employment terms	—	—	573	—
Write-off of loan costs and exit fees	—	—	—	1,971
Adjusted FFO available to common shareholders	$14,430	$7,922	$35,426	$22,814
Adjusted FFO per diluted share available to common shareholders	$0.42	$0.32	$1.06	$0.92
Weighted average diluted shares	34,475	24,905	33,373	24,905

ASHFORD HOSPITALITY PRIME, INC.

SUMMARY OF INDEBTEDNESS OF CONTINUING OPERATIONS

SEPTEMBER 30, 2014

(dollars in thousands)

(unaudited)

							Proforma	Proforma
			Fixed-Rate	Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt	Debt		Debt	EBITDA	Debt Yield

JPM Pier House - 1 hotel	September 2015	LIBOR + 4.90%	$—	$69,000	(2)	$69,000	$8,351	12.1%
GACC Sofitel - 1 hotel	March 2016	LIBOR + 2.30%	—	80,000	(3)	80,000	10,004	12.5%
Senior credit facility - Various	November 2016	LIBOR + 2.25% to 3.75%	—	—	(1)	—	N/A	N/A
Wachovia Philly CY - 1 hotel	April 2017	5.91%	33,976	—		33,976	10,293	30.3%
Wachovia 3 - 2 hotels	April 2017	5.95%	124,535	—		124,535	18,370	14.8%
Wachovia 7 - 3 hotels	April 2017	5.95%	253,418	—		253,418	27,788	11.0%
Aareal - 2 hotels	February 2018	LIBOR + 3.50%	—	196,137		196,137	25,966	13.2%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098	—		8,098	N/A	N/A
Total			$420,027	$345,137		$765,164	$100,772	13.2%
Percentage			54.9%	45.1%		100.0%
Weighted average interest rate			6.08%	3.66%		4.99%

All indebtedness is non-recourse with the exception of the senior credit facility.

(1) This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2016.

(2) This mortgage loan has three one-year extension options beginning September 2015, subject to satisfaction of certain conditions.

(3) This mortgage loan has three one-year extension options beginning March 2016, subject to satisfaction of certain conditions.

ASHFORD HOSPITALITY PRIME, INC.

INDEBTEDNESS BY MATURITY

SEPTEMBER 30, 2014

(in thousands)

(unaudited)

	2014	2015	2016	2017	2018	Thereafter	Total

Senior credit facility - Various	$—	$—	$—	$—	$—	$—	$—
Wachovia Philly CY - 1 hotel	—	—	—	32,532	—	—	32,532
Wachovia 3 - 2 hotels	—	—	—	119,245	—	—	119,245
Wachovia 7 - 3 hotels	—	—	—	242,202	—	—	242,202
Aareal - 2 hotels	—	—	—	—	186,259	—	186,259
TIF Philly CY - 1 hotel	—	—	—	—	8,098	—	8,098
JPM Pier House - 1 hotel	—	—	—	—	69,000	—	69,000
GACC Sofitel - 1 hotel	—	—	—	—	—	80,000	80,000

Principal due in future periods	$—	$—	$—	$393,979	$263,357	$80,000	$737,336

Scheduled amortization payments remaining	2,057	8,478	8,933	7,830	530	—	27,828

Total indebtedness of continuing operations	$2,057	$8,478	$8,933	$401,809	$263,887	$80,000	$765,164

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS - PRO FORMA

(dollars in thousands)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2014	2013	% Variance	2014	2013	% Variance

ALL HOTELS INCLUDED IN ASHFORD PRIME PORTFOLIO:
Room revenues (in thousands)	$65,254	$58,364	11.81%	$176,735	$165,465	6.81%
RevPAR	$191.33	$171.32	11.68%	$174.74	$162.61	7.46%
Occupancy	86.61%	84.97%	1.93%	82.09%	80.77%	1.63%
ADR	$220.93	$201.62	9.58%	$212.85	$201.33	5.72%

NOTES:

(1)	The above pro forma table assumes the ten hotel properties owned and included in continuing operations at September 30, 2014 were owned as of the beginning of each of the periods presented.

(2)

On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above pro forma table reflects an extra 3 days in Marriott-managed properties for the nine months ended September 30, 2013.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

PRO FORMA HOTEL OPERATING PROFIT MARGIN

(unaudited)

THE FOLLOWING PRO FORMA EBITDA MARGIN TABLE REFLECTS THE TEN HOTELS INCLUDED IN THE COMPANY’S CONTINUING OPERATIONS AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

10 Prime
Properties
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

3rd Quarter 2014	34.65%
3rd Quarter 2013	33.49%
Variance	1.16%
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	0.50%
Food & Beverage and Other Departmental	1.19%
Administrative & General	0.39%
Sales & Marketing	0.35%
Hospitality	0.00%
Repair & Maintenance	0.38%
Energy	0.28%
Franchise Fee	0.00%
Management Fee	-0.01%
Incentive Management Fee	-2.26%
Insurance	0.15%
Property Taxes	0.21%
Other Taxes	0.02%
Leases/Other	-0.04%
Total	1.16%

ASHFORD HOSPITALITY PRIME, INC.

Selected Pro Forma Financial and Operating Information by Property

(in thousands, except operating information)

(unaudited)

The following tables present selected financial and operating information by property for the ten properties included in Ashford Hospitality Prime, Inc.

	Three Months Ended			Nine Months Ended			TTM
	September 30,			September 30,			September 30,
	2014	2013	% Variance	2014	2013	% Variance	2014

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Room Revenue	$9,130	$8,116	12.49%	$28,265	$27,983	1.01%	$36,227
Total Revenue	$12,002	$10,773	11.41%	$38,648	$38,719	-0.18%	$50,719
EBITDA	$3,270	$2,356	38.79%	$11,634	$12,144	-4.20%	$15,093
EBITDA Margin	27.25%	21.87%	5.38%	30.10%	31.36%	-1.26%	29.76%
Selected Operating Information:
RevPAR	$181.42	$162.16	11.88%	$189.94	$188.42	0.81%	$182.18
Occupancy	89.28%	91.59%	-2.52%	85.84%	87.17%	-1.52%	82.67%
ADR	$203.21	$177.05	14.78%	$221.27	$216.16	2.36%	$220.37
LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Room Revenue	$6,419	$6,048	6.13%	$16,939	$14,578	16.20%	$21,310
Total Revenue	$9,926	$9,136	8.65%	$27,848	$23,899	16.52%	$35,716
EBITDA	$3,304	$3,039	8.72%	$8,782	$6,901	27.26%	$10,873
EBITDA Margin	33.29%	33.26%	0.02%	31.54%	28.88%	2.66%	30.44%
Selected Operating Information:
RevPAR	$177.09	$166.86	6.13%	$157.48	$135.53	16.20%	$148.18
Occupancy	90.97%	93.47%	-2.67%	84.44%	78.26%	7.90%	82.85%
ADR	$194.66	$178.51	9.04%	$186.50	$173.18	7.69%	$178.85
CHICAGO SOFITEL WATER TOWER
Selected Financial Information:
Room Revenue	$8,449	$8,051	4.94%	$20,224	$20,914	-3.30%	$26,899
Total Revenue	$11,791	$11,345	3.93%	$29,462	$30,779	-4.28%	$39,249
EBITDA	$4,065	$3,573	13.77%	$8,007	$8,341	-4.00%	$10,005
EBITDA Margin	34.48%	31.49%	2.98%	27.18%	27.10%	0.08%	25.49%
Selected Operating Information:
RevPAR	$221.28	$210.87	4.94%	$178.51	$184.60	-3.30%	$177.58
Occupancy	90.91%	91.04%	-0.14%	81.01%	83.04%	-2.44%	80.51%
ADR	$243.41	$231.61	5.09%	$220.36	$222.31	-0.88%	$220.59
KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Room Revenue	$3,361	$3,129	7.41%	$13,091	$11,699	11.90%	$17,083
Total Revenue	$4,313	$4,045	6.63%	$16,564	$15,104	9.67%	$21,671
EBITDA	$1,288	$1,151	11.90%	$6,405	$5,621	13.95%	$8,351
EBITDA Margin	29.86%	28.45%	1.41%	38.67%	37.22%	1.45%	38.54%
Selected Operating Information:
RevPAR	$257.26	$239.51	7.41%	$337.69	$301.80	11.89%	$329.60
Occupancy	81.64%	79.00%	3.33%	86.64%	82.53%	4.98%	87.68%
ADR	$315.13	$303.16	3.95%	$389.77	$365.70	6.58%	$375.92
PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$6,374	$5,844	9.07%	$17,642	$18,194	-3.03%	$22,599
Total Revenue	$7,676	$7,135	7.58%	$21,512	$21,941	-1.96%	$27,747
EBITDA	$3,143	$2,755	14.08%	$8,345	$8,422	-0.91%	$10,293
EBITDA Margin	40.95%	38.61%	2.33%	38.79%	38.38%	0.41%	37.10%
Selected Operating Information:
RevPAR	$138.85	$127.55	8.86%	$129.58	$132.37	-2.11%	$124.19
Occupancy	85.29%	82.78%	3.03%	79.23%	80.52%	-1.60%	75.56%
ADR	$162.80	$154.07	5.67%	$163.54	$164.39	-0.51%	$164.37
PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Room Revenue	$4,498	$3,991	12.70%	$13,818	$12,930	6.87%	$18,059
Total Revenue	$6,869	$5,578	23.14%	$21,379	$19,572	9.23%	$27,720
EBITDA	$2,312	$1,716	34.73%	$7,321	$6,572	11.40%	$9,459
EBITDA Margin	33.66%	30.76%	2.89%	34.24%	33.58%	0.67%	34.12%
Selected Operating Information:
RevPAR	$121.02	$107.38	12.70%	$125.29	$115.96	8.05%	$122.47
Occupancy	68.59%	60.66%	13.08%	70.10%	67.16%	4.37%	68.59%
ADR	$176.44	$177.02	-0.33%	$178.73	$172.66	3.52%	$178.56

	Three Months Ended			Nine Months Ended			TTM
	September 30,			September 30,			September 30,
	2014	2013	% Variance	2014	2013	% Variance	2014
SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$9,764	$8,421	15.95%	$25,630	$22,624	13.29%	$32,901
Total Revenue	$11,147	$9,804	13.70%	$29,450	$26,189	12.45%	$37,928
EBITDA	$3,843	$3,828	0.39%	$9,935	$9,617	3.31%	$12,254
EBITDA Margin	34.48%	39.05%	-4.57%	33.74%	36.72%	-2.99%	32.31%
Selected Operating Information:
RevPAR	$262.05	$226.01	15.95%	$231.81	$202.39	14.54%	$222.57
Occupancy	94.97%	92.70%	2.45%	90.01%	90.09%	-0.09%	88.32%
ADR	$275.92	$243.82	13.17%	$257.55	$224.66	14.64%	$252.01
SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$4,881	$4,074	19.81%	$10,503	$8,903	17.97%	$12,839
Total Revenue	$5,470	$4,655	17.51%	$12,159	$10,343	17.56%	$14,945
EBITDA	$2,160	$1,776	21.62%	$4,950	$4,248	16.53%	$6,115
EBITDA Margin	39.49%	38.15%	1.34%	40.71%	41.07%	-0.36%	40.92%
Selected Operating Information:
RevPAR	$212.22	$177.15	19.80%	$153.90	$129.03	19.27%	$140.70
Occupancy	88.72%	87.11%	1.85%	82.40%	76.96%	7.07%	80.02%
ADR	$239.20	$203.37	17.62%	$186.76	$167.66	11.39%	$175.84
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Room Revenue	$9,452	$7,948	18.92%	$19,994	$17,782	12.44%	$24,667
Total Revenue	$11,212	$9,860	13.71%	$25,134	$23,215	8.27%	$31,554
EBITDA	$5,182	$4,725	9.67%	$10,495	$9,680	8.42%	$12,630
EBITDA Margin	46.22%	47.92%	-1.70%	41.76%	41.70%	0.06%	40.03%
Selected Operating Information:
RevPAR	$286.99	$241.31	18.93%	$204.57	$179.97	13.67%	$188.77
Occupancy	91.52%	88.56%	3.34%	82.14%	80.21%	2.41%	79.22%
ADR	$313.57	$272.47	15.09%	$249.04	$224.36	11.00%	$238.28
TAMPA RENAISSANCE
Selected Financial Information:
Room Revenue	$2,926	$2,742	6.71%	$10,628	$9,858	7.81%	$13,635
Total Revenue	$4,349	$4,019	8.21%	$15,701	$14,512	8.19%	$20,586
EBITDA	$801	$655	22.29%	$4,398	$3,764	16.84%	$5,699
EBITDA Margin	18.42%	16.30%	2.12%	28.01%	25.94%	2.07%	27.68%
Selected Operating Information:
RevPAR	$108.53	$101.72	6.69%	$132.87	$121.90	9.00%	$127.50
Occupancy	79.76%	75.87%	5.12%	81.45%	78.55%	3.70%	79.80%
ADR	$136.07	$134.07	1.50%	$163.13	$155.20	5.11%	$159.78
PRIME PROPERTIES TOTAL (10)
Selected Financial Information:
Room Revenue	$65,254	$58,364	11.81%	$176,735	$165,465	6.81%	$226,220
Total Revenue	$84,756	$76,350	11.01%	$237,856	$224,270	6.06%	$307,838
EBITDA	$29,368	$25,573	14.84%	$80,271	$75,311	6.59%	$100,772
EBITDA Margin	34.65%	33.49%	1.16%	33.75%	33.58%	0.17%	32.74%
Selected Operating Information:
RevPAR	$191.33	$171.32	11.68%	$174.74	$162.61	7.46%	$167.31
Occupancy	86.61%	84.97%	1.93%	82.09%	80.77%	1.63%	80.02%
ADR	$220.93	$201.62	9.58%	$212.85	$201.33	5.72%	$209.08

NOTES:
(1)	The above pro forma table assumes the ten hotel properties owned and included in continuing operations at September 30, 2014 were owned as of the beginning of each of the periods presented.

ASHFORD HOSPITALITY PRIME, INC.

PRO FORMA HOTEL OPERATING PROFIT

(dollars in thousands)

(unaudited)

ALL HOTELS INCLUDED IN ASHFORD PRIME PORTFOLIO:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2014	2013	% Variance	2014	2013	% Variance
REVENUE
Rooms	$65,254	$58,364	11.8%	$176,735	$165,465	6.8%
Food and beverage	15,886	14,427	10.1%	51,077	48,645	5.0%
Other	3,616	3,559	1.6%	10,044	10,160	-1.1%
Total hotel revenue	84,756	76,350	11.0%	237,856	224,270	6.1%

EXPENSES
Rooms	14,045	13,037	7.7%	39,832	37,731	5.6%
Food and beverage	11,135	10,633	4.7%	33,780	33,392	1.2%
Other direct	1,487	1,644	-9.5%	4,334	4,781	-9.3%
Indirect	18,019	17,274	4.3%	52,545	50,365	4.3%
Management fees, includes base and incentive fees	6,687	4,290	55.9%	14,366	11,246	27.7%
Total hotel operating expenses	51,373	46,878	9.6%	144,857	137,515	5.3%
Property taxes, insurance, and other	4,015	3,899	3.0%	12,728	11,444	11.2%
HOTEL OPERATING PROFIT (Hotel EBITDA)	29,368	25,573	14.8%	80,271	75,311	6.6%
Hotel EBITDA Margin	34.65%	33.49%	1.16%	33.75%	33.58%	0.17%

Minority interest in earnings of consolidated joint ventures	1,643	1,349	21.8%	5,104	4,761	7.2%
HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$27,725	$24,224	14.5%	$75,167	$70,550	6.5%

NOTES:

(1)	The above pro forma table assumes the ten hotel properties owned and included in continuing operations at September 30, 2014 were owned as of the beginning of each of the periods presented.

(2)

On January 1, 2013, Marriott converted from a fiscal year with 12 weeks of operations in each of the first three quarters of the year and 16 weeks in the fourth quarter of the year, to calendar quarters. The above proforma tables reflects an extra 3 days in Marriott-managed properties for the nine months ended September 30, 2013.

ASHFORD HOSPITALITY PRIME, INC.

PRO FORMA HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

THE FOLLOWING PRO FORMA SEASONALITY TABLE REFLECTS THE TEN HOTELS INCLUDED IN

THE COMPANY’S CONTINUING OPERATIONS AS IF THESE HOTELS WERE OWNED AT THE BEGINNING

OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2014	2014	2014	2013
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM

Ashford Prime Portfolio
Total Hotel Revenue	$84,756	$83,925	$69,179	$69,980	$307,840
Hotel EBITDA	$29,368	$30,686	$20,217	$20,501	$100,772
Hotel EBITDA Margin	34.65%	36.56%	29.22%	29.30%	32.74%

EBITDA % of Total TTM	29.1%	30.5%	20.1%	20.3%	100.0%

JV Interests in EBITDA	$1,643	$2,067	$1,394	$1,387	$6,491

ASHFORD HOSPITALITY PRIME, INC.

TOTAL ENTERPRISE VALUE

SEPTEMBER 30, 2014

(in thousands except share price)

(unaudited)

September 30,
2014
End of quarter common shares outstanding	25,393
Partnership units outstanding (common share equivalents)	9,131
Combined common shares and partnership units outstanding	34,524
Common stock price at quarter end	$15.23
Market capitalization at quarter end	$525,799
Debt on balance sheet date	$765,164
Joint venture partners’ share of consolidated debt	$(49,034)
Net working capital (see below)	$(202,622)
Total enterprise value (TEV)	$1,039,307

Cash & cash equivalents	$178,614
Restricted cash	29,439
Accounts receivable, net	15,165
Prepaid expenses	2,942
Due from affiliates, net	(2,262)
Due from 3rd party hotel managers, net	5,555
Total current assets	$229,453

Accounts payable, net & accrued expenses	$25,354
Dividends payable	1,477
Total current liabilities	$26,831

Net working capital*	$202,622

  * Calculation only includes our portion of the Hilton joint venture.

Ashford Hospitality Prime, Inc.

Anticipated Capital Expenditures Calendar (a)

		2014
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Courtyard Philadelphia Downtown	498	x
Marriott Seattle Waterfront	358	x
Courtyard Seattle	250				x
Renaissance Tampa	293				x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2014 are included in this table.